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                                                                   EXHIBIT 10.27


                                 SALE OF RIGHTS

EFFECTIVE AS OF JULY 8, 1999

BETWEEN: CYBEROAD GAMING CORPORATION, a St. Kitts, West Indies corporation ("Cyberoad").

AND

BETWEEN:  EBANX.COM(ISLE OF MAN) LIMITED, an Isle of Man corporation
("eBanx.com")

WHEREAS, both parties to the agreement acknowledge that 100% of all rights of ownership of the following:

     1.   eBanx.com trademark;
     2.   domain name;
     3.   intellectual property, including eBanx systems (software); and
     4.   eBanx operations including assets and liabilities;

are hereby transferred in full to Ebanx.com (Isle of Man) Limited in consideration for $50,000 U.S. and other consideration hereby acknowledged as being received.

THIS AGREEMENT may be signed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

ACKNOWLEDGED this 8th day July, 1999 by:

CYBEROAD GAMING CORPORATION             EBANX.COM (IOM) LIMITED


/s/ LAWRENCE COFIELD                    /s/ DAVID HARRIS
-----------------------------           -----------------------------
Lawrence Cofield,                       David Harris,
Director                                Director